Related party transactions	12 Months Ended
Dec. 31, 2019
Disclosure of transactions between related parties [abstract]
Related party transactions [Text Block]

32. Related party transactions

During the years ended December 31, 2019 and 2018, the following amounts were invoiced by Osisko to associates for recoveries of costs related to professional services and rental of offices and are reflected as a reduction of general and administrative expenses and business development expenses in the consolidated statements of loss:

	2019	2018
	$	$
Amounts invoiced to associates as a reduction of:
General and administrative expenses	973	1,409
Business development expenses	2,371	3,749
Total amounts invoiced to associates	3,344	5,158

An amount of $0.5 million (including sales taxes) is receivable from associates and included in amounts receivable as at December 31, 2019 ($3.2 million as at December 31, 2018).

As at December 31, 2019, the Company has a total of $8.8 million receivable from an associate (Note 14) for a bridge loan financing (interest rate of 8.25%) and a working capital facility (interest rate of 12.5%) with a maturity date of June 30, 2020. The amounts receivable are included in other investments on the consolidated balance sheets.

In 2019, interest revenues of $0.9 million ($0.5 million in 2018) were accounted for with regards to notes receivable from associates. As at December 31, 2019, interests receivable from associates of $0.9 million are included in amounts receivable ($1.7 million as at December 31, 2018). In 2019, interests receivable of $1.8 million from two notes issued to Falco were converted into common shares of Falco.

In 2019, two notes receivable from Falco amounting to $20.0 million were applied against the first installment of a secured silver stream credit facility (Note 14).

Additional transactions with related parties are described under Notes 9, 12, 14, 16, 21 and 26.